EXHIBIT (b)



                         GARDNER LEWIS INVESTMENT TRUST

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual report of The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund, and The Chesapeake Core Growth Fund (the "Funds") of the Gardner Lewis Investment Trust on Form N-CSR for the period ended April 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, W. Whitfield Gardner, chief executive officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: June 25, 2003    By: /s/ W. Whitfield Gardner
                           _____________________________
                           W. Whitfield Gardner
                           Trustee, Chairman and Principal Executive Officer Gardner Lewis Investment Trust


     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request.




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                         GARDNER LEWIS INVESTMENT TRUST

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual report of The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund, and The Chesapeake Core Growth Fund (the "Funds") of the Gardner Lewis Investment Trust on Form N-CSR for the period ended April 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, C. Frank Watson III, chief financial officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: June 25, 2003    By: /s/ C. Frank Watson
                           ________________________________
                           C. Frank Watson III
                           Secretary, Treasurer and Principal Financial Officer Gardner Lewis Investment Trust


     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request.